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                                  UNITED STATES
                       SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K
                                   ___________

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                               September 17, 2007
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                             WASTE TECHNOLOGY CORP.
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             (Exact Name of Registrant as specified in its charter)


                         Commission File Number  0-14443
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           Delaware                                     13-2842053
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


               5400 Rio Grande Avenue, Jacksonville, Florida 32254
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                     (Address of Principal Executive Office


                                 (904) 355-5558
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                         (Registrant's Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

     At a Board of Directors meeting held on September 17, 2007 the Board of Directors named Mr. Greg Kirkpatrick Acting President and CEO of Waste Technology Corporation. Mr. Kirkpatrick was formerly in manufacturing executive positions at Dana Corporation where he retired after 33 years. His experience and successes were noted at the board meeting. Other officers of Waste Technology elected at this meeting were:

         Chairman of the Board - Ronald L. McDaniel
         Vice-President & Finance/Treasurer - William E. Nielsen
         Vice President Sales & Marketing, Assistant Secretary -
         David B. Wilhelmy
         Secretary - Angie Taylor


Item 9.01   Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated September 17, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.


Dated:      September 17, 2007           Waste Technology Corp.


                                         By: /s/ William E. Nielsen
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                                             William E. Nielsen,
                                             Director and Vice President Finance




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